                                                                   EXHIBIT 10.2


                              AMENDED AND RESTATED
           TECHNOLOGY OWNERSHIP, TECHNICAL ASSISTANCE AND TECHNOLOGY
                               LICENSE AGREEMENT


         This Agreement, effective as of July 1, 2000, amends and restates that certain "Technology Ownership, Technical Assistance and Technology License Agreement" by and among Philip Morris Incorporated (PMUSA), Philip Morris Products Inc. (PMPI) and Schweitzer-Mauduit International Inc. (SWM), for itself and as agent for and on behalf of the SWM Affiliates, originally effective April 1, 1998.

         WHEREAS, pursuant to the Joint Development Agreement PMUSA and SWM undertook to develop the MOD Technology;

         WHEREAS, pursuant to the Implementation Agreement PMUSA and SWM have undertaken to implement the MOD Technology at the Mill for use in the manufacture of Banded Cigarette Paper;

         WHEREAS, the Parties desire to set forth their ownership rights in, and respective rights to exploit, the MOD Technology and the PM Patents;

         [*****]

         WHEREAS, SWM is willing to provide PMUSA and PMPI with the [*****] to assist the PM Affiliates in the exploitation of the MOD Technology and the PM Patents and to provide certain Technical Assistance to PMUSA, PMPI and Third Party Licensees of MOD Technology and the PM Patents in accordance with the terms and conditions set forth herein, if and as requested by PMUSA or PMPI and in return for certain compensation as described herein; and

         WHEREAS, PMUSA and PMPI are willing to grant SWM certain rights to exploit the MOD Technology and the PM Patents in accordance with the terms and conditions set forth in this Agreement, and SWM is willing to accept and exercise such rights in accordance with and subject to the limitations of the terms and conditions set forth in this Agreement.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         NOW THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1.       Definitions. The following terms shall have the specified

meanings when used in this Agreement.

         (a) Banded Cigarette Paper: means Cigarette Papers for use in forming cigarette rods having integrated cellulosic bands that encircle the finished cigarette rod to modify the mass burn rate of the cigarette. As used herein, the term is limited to Cigarette Papers whose bands are applied to the paper using a moving orifice device ("MOD").

         (b) Cigarette Paper: means Fine Papers that are used to enclose the tobacco, forming the rod of a cigarette.

         (c) Confidential Information: means (i) all information (including documents, data, samples, schematics and other tangibles or intangibles) that relates to the MOD Technology or any MOD Technology development efforts between the Parties under the JDA, the Implementation Agreement or related PMUSA purchase orders, (ii) any information related to SWM paper manufacturing facilities or processes, (iii) any information related to the business plans, production facilities or technology of any PM Affiliate, including but not limited to all production planning information, and (iv) any other information disclosed by one Party to another pursuant to this Agreement, either orally, in writing or by observation, including but not limited to, the contents of this Agreement and the JDA.

         (d) Fine Papers: Cigarette Paper, plug wrap and tipping paper to be used in the manufacture of cigarettes or cigarette components.

         (e) Full Commercial Production Date: means the last day of the sixth full calendar month following the date on which the [*****] at the Mill that [*****] Banded Cigarette Paper pursuant to the Implementation Agreement [*****].

         (f) Implementation Agreement: means that certain addendum to the SSA between PMUSA and SWM, dated April 1, 1998, respecting the upgrade of the Mill to enable SWM to manufacture and sell Banded Cigarette Papers and respecting the sale and purchase of Banded Cigarette Papers by SWM and PMUSA, respectively. As used herein, the term also shall include all amendments to such agreement.

         (g) Joint Development Agreement or JDA: means that certain agreement between PMUSA and SWM, dated November 13, 1992, respecting the development of equipment, processes and know-how required to manufacture Banded Cigarette Papers.

         (h) Mill: means SWM's Spotswood, New Jersey manufacturing facility.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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

         (i) MOD Technology: means the technology, expertise and know-how relating to the machinery and process of applying cellulosic bands to Cigarette Paper to manufacture Banded Cigarette Paper, including but not limited to machinery and processes used to apply bands to paper, paper preparation used to incorporate cellulosic bands, preparation of the fibers used to form the bands, drying of the banded sheet and associated controls and technology, and quality inspection and associated controls and control technology, acquired or developed individually or jointly by PMUSA and SWM under or arising out of the Joint Development Agreement, the Implementation Agreement or PMUSA purchase orders issued to SWM for Banded Cigarette Paper development, including but not limited to information contained in the [*****]. MOD Technology does not include technology, expertise and know-how that (i) was possessed by SWM as of November 13, 1992 or (ii) was developed thereafter by SWM other than pursuant to the JDA, Implementation Agreement, or PMUSA purchase orders issued to SWM for Banded Cigarette Paper development (collectively "SWM Know-how") but does include any new technology, expertise and know-how developed from SWM Know-how that have applications in the manufacture of Banded Cigarette Paper or that may have applications in the manufacture of other products other than Fine Papers.

         (j) Other Cigarette Manufacturers: means cigarette manufacturers other than the PM Affiliates and PM Contract Manufacturers.

         (k)      Parties: means PMUSA, PMPI and SWM.

         (l)      Party: means PMUSA, PMPI or SWM.

         (m) PMPI: means Philip Morris Products Inc., a Virginia corporation.

         (n) PMUSA: means Philip Morris Incorporated, a Virginia corporation.

         (o) PMI: means Philip Morris International, Inc., a Delaware Corporation and the parent company of PMPI.

         (p)      PM Affiliates: means the PMUSA Affiliates and the PMI
Affiliates.

         (q) PMI Affiliates: means PMI and those entities, whether presently existing or as may be created in the future, that are or become owned by PMI or that PMI now or in the future controls, directly or indirectly, individually or jointly, through the power to vote more than [*****] percent of the voting stock or voting rights of such entities. An entity that is today or that may become in the future a PMI Affiliate shall cease to be a PMI Affiliate when it ceases to be owned or controlled by PMI.

         (r) PMUSA Affiliates: means PMUSA and those entities, whether presently existing or as may be created in the future, that are or become owned by PMUSA or that PMUSA now or in the future controls, directly or indirectly, individually or jointly, through the power to vote more than [*****] percent of the voting stock or voting rights of such entities. An entity that is today or that may become in the future a PMUSA Affiliate shall cease to be a PMUSA Affiliate when it ceases to be owned or controlled by PMUSA.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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

         (s) PM Brand: means any of those brands of cigarettes that are subject to trademarks owned by or licensed to a PM Affiliate.

         (t) PM Contract Manufacturers: means persons or entities taking delivery of Banded Cigarette Paper for incorporation in cigarettes manufactured by them under contract for a PM Affiliate or pursuant to a licensee manufacturing agreement with a PM Affiliate covering a PM Brand.

         (u) PM Patents: means issued patents and pending patent applications throughout the world, of whatever type, that are (i) owned or controlled by PMUSA or PMPI and (ii) related to the manufacture and/or sale of Banded Cigarette Paper or (iii) the properties, structures or raw and finished components of Banded Cigarette Paper or cigarettes incorporating Banded Cigarette Paper; provided, however, the PM Patents shall be limited to those patents already issued or for which applications are filed, including any later filed continuation or divisional applications thereof, as of the Full Commercial Production Date; and provided further that if the Implementation Agreement shall be terminated prior to the Full Commercial Production Date by either PMUSA or SWM, the PM Patents will be limited to those patents described above that are already issued or for which applications are filed, including any later filed continuation or divisional applications thereof, as of the effective date of such termination.

         (v) SSA: means that certain amended and restated agreement between SWM and PMUSA, effective April 1, 1998, under which PMUSA has agreed to purchase, accept and pay for, and SWM has agreed to manufacture, sell and deliver Fine Papers. As used herein, such term also shall include all amendments to such agreement.

         (w) Straw Wrap: a paper manufactured by SWM of weight and other qualities comparable to Cigarette Paper and that is sold by SWM for use in packaging individual drinking straws.

         (x) SWM: means Schweitzer-Mauduit International Inc., a Delaware corporation.

         (y) SWM Affiliates: means those entities, whether presently existing or as may be created in the future, that are or become owned by SWM or that SWM now or in the future controls, directly or indirectly, individually or jointly, through the power to vote more than fifty percent of the voting stock or voting rights of such entities; provided, however, as used herein, the term shall not include any entity engaged in the manufacture or sale of cigarettes, nor shall it include any entity that shall acquire, by purchase or otherwise, the right to vote or control the vote of any or all of the voting stock of SWM. An entity that is today or that may become in the future a SWM Affiliate shall cease to be a SWM Affiliate when it ceases to be owned or controlled by SWM. Nothing contained herein shall prevent SWM from restructuring its businesses or result in the loss of any rights hereunder following any restructuring; provided, that the composition of the majority of the SWM Board of Directors preceding any restructuring shall be the same as the composition of the majority of the Board of Directors of any entity that becomes the ultimate parent entity of the SWM group of businesses after such restructuring.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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

         (z) SWM Patents: means issued patents and patents for which the applications are filed, including any later filed continuation or divisional applications thereof, throughout the world, of whatever type, (i) owned or controlled by SWM or SWM Affiliates and (ii) related to (a) the manufacture, utilization or sale of Banded Cigarette Paper, (b) the manufacture, utilization or sale of products incorporating Banded Cigarette Paper or (c) the properties, structures or raw and finished components of Banded Cigarette Paper or cigarettes incorporating Banded Cigarette Paper; provided, however, the SWM Patents shall be limited to (i) those patents already issued or for which the applications are filed, including any later filed continuation or divisional applications thereof, as of the Full Commercial Production Date and (ii) patents issued to SWM or patents for which the applications are filed, including any later filed continuation or divisional applications thereof, pursuant to applications filed pursuant to Section 3(d) below; and provided further that if the Implementation Agreement shall be terminated prior to the Full Commercial Production Date, by either Party, the SWM Patents will be limited to those patents described above that are already issued or for which applications are filed, including any later filed continuation or divisional applications thereof, as of the effective date of such termination.

         (aa)     [*****]

         (ab)     [*****]

         (ac) Third Party Licensees: means Fine Papers suppliers, other than SWM and the SWM Affiliates, that may be licensed by PMUSA or PMPI pursuant to
Section 5(b) hereof to exploit the PM Patents and the MOD Technology through the manufacture and sale of Banded Cigarette Paper.



CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         2. Relationship to the Joint Development Agreement and the Implementation Agreement. The Joint Development Agreement addressed the [******] resulting from their efforts to develop the [******] necessary to manufacture Banded Cigarette Paper on a commercial basis. The Implementation Agreement addresses the agreement of PMUSA and SWM to implement that [******] at the Mill. This Agreement replaces the provisions of the Joint Development Agreement relating to [******] arising from their joint and individual development efforts related to the manufacture of Banded Cigarette Paper during the period beginning November 13, 1992 and continuing through the Full Commercial Production Date. Specifically, the provisions of the Joint Development Agreement relating to the [******] of the MOD Technology, [******]

         3. Ownership of the MOD Technology and Patents.

         (a)      Technology and Patents Pre-dating the Joint Development
Agreement: PMUSA and SWM each shall retain ownership of their respective patents and technology, expertise and know-how [******] of Banded Cigarette Paper to the extent such patents had been issued or applied for and such technology, expertise and know-how had been acquired prior to November 13, 1992.

         (b) MOD Technology: PMUSA and PMPI are the sole owners of the MOD Technology and, subject to Section 3(d) below, have the exclusive right to file patent applications in the United States and elsewhere on any MOD Technology and on any applications thereof or products derived therefrom. This right includes the right to file patent applications respecting applications of MOD Technology and products derived therefrom that are unrelated to Banded Cigarette Paper. To the extent PMUSA or PMPI may be granted patents on any MOD Technology, applications thereof or products derived therefrom, PMUSA and PMPI shall have the right (i) to exploit such patents and to practice and license the rights thereunder and (ii) to license other PM Affiliates to exploit such patents and to practice the rights thereunder. [******] PMUSA's and PMPI's ownership of the MOD Technology shall not create any right, implied or otherwise, for any PM Affiliate or licensee to require the disclosure by SWM to any PM Affiliate or licensee of any document or information respecting the manufacture of Cigarette Paper, including Banded Cigarette Paper, that has not already been disclosed to PMUSA or PMPI, or that is not disclosed to PMUSA or PMPI in the future, voluntarily or as required by, or in the course of performance of, any agreement between SWM and PMUSA or PMPI.

         (c) PMUSA and PMPI Patent Applications: If PMUSA or PMPI elects to exercise its option to file a patent application respecting any patentable MOD Technology, applications thereof or products derived therefrom, SWM shall cause all SWM employees determined to be inventors to assign their right, title and interest in such technology to PMUSA or PMPI and

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SWM shall assist in prosecuting the patent application by furnishing information or data as reasonably requested. PMUSA or PMPI, as the case may be, shall reimburse SWM for reasonable costs incurred in providing such requested assistance. SWM shall have the right to review any such patent application prior to filing and to make recommendations with respect thereto.

         (d) SWM Patent Applications: If PMUSA and PMPI both decline to exercise their option with regard to the filing of a patent application respecting any patentable MOD Technology, then SWM may, at SWM's expense, file a patent application on such technology and SWM shall own any resulting patent rights; [******] In such event, PMUSA and PMPI shall require all PMUSA and PMPI employees determined to be inventors to assign their right, title and interest in said technology to SWM and PMUSA shall, at SWM's expense, assist in prosecuting the patent application by furnishing information or data as reasonably requested. PMUSA shall have the right to review any such SWM patent application prior to filing and to make recommendations with respect thereto. [******]

         4.       Preparation and Updating of [*****].

         (a) Within [******] days after the [******] (as such term is defined in the Implementation Agreement), SWM shall prepare and submit to PMUSA those [******] in Attachment A hereto that are identified with the notation "(SWM)". Within [******] days after the [******] (as such term is defined in the Implementation Agreement), SWM shall update those portions of the [******] Banded Cigarette Papers at the Mill.

         (b) SWM's initial delivery of those [******] to be prepared by SWM, and PMUSA's acceptance thereof, not to be unreasonably withheld, shall be a condition of SWM's rights to any payments to be made to SWM by PMUSA or PMPI pursuant to Article 8 hereof.

         (c) PMUSA and PMPI shall have the right to disclose the [******] to Third Party Licensees, provided such licensees enter into confidentiality agreements comparable to those in Article 11 hereof respecting the use and further disclosure of the information provided in such [******] PMUSA or PMPI, as the case may be, shall take reasonable measures to enforce any breach of any such confidentiality agreement by one of its Third Party Licensees that shall be brought to its attention.

         (d) The [******] shall contain a legend stating that SWM does not warrant to any Third Party Licensee the accuracy of the information in such documents

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

or in any way guarantee that a recipient of the [*****] will be able to [*****] Banded Cigarette Paper.

         5. The PM Affiliates' Right to Manufacture and PMUSA's and PMPI's Right to License the Manufacture of Banded Cigarette Paper.

         (a) The PM Affiliates shall have the right, without limitation, to exploit the PM Patents and the MOD Technology through the manufacture or sale of Banded Cigarette Paper for incorporation into cigarettes manufactured (i) by the PM Affiliates and PM Contract Manufacturers or (ii) by Other Cigarette Manufacturers. Nothing herein shall be interpreted as a grant by SWM to any or all of the PM Affiliates of any license under the SWM Patents to exploit those patents through the manufacture or sale of Banded Cigarette Paper or cigarettes incorporating Banded Cigarette Paper manufactured by a PM Affiliate or as a right granted by SWM for any PM Affiliate[******]

         (b) PMUSA and PMPI shall have the right, without limitation, to license Fine Papers suppliers to exploit the PM Patents and the MOD Technology through the manufacture and sale of Banded Cigarette Paper.

         (c) PMUSA and PMPI shall have the right to grant licenses to Other Cigarette Manufacturers to exploit the PM Patents and the MOD Technology through the manufacture and sale of cigarettes incorporating Banded Cigarette Paper.

         6.       [******]

         (a)      [******]

         (b)      [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          (c)     Notwithstanding Section 6(a) and Section 6(b) above, [******]

          (d)     Upon request by PMUSA or PMPI, SWM [******]

          (e)     SWM acknowledges and agrees that [******]

          (f) SWM covenants that it will not assign or otherwise transfer, and will not permit or suffer the SWM Affiliates to assign or otherwise transfer, the SWM Patents to any person or entity unless such assignee or transferee (i) [******] shall provide covenants for the benefit of the PM Affiliates, Third Party Licensees and Other Cigarette Manufacturers that are substantially equivalent to those provided by SWM in Section 6(a) and Section 6(b) and (ii) shall agree to be bound by the undertakings and acknowledgements made by SWM in Section 6(d) and Section 6(e) hereof.

          (g) PMUSA and PMPI each covenants that it will not assign or otherwise transfer any of the PM Patents to any person or entity unless the document under which such assignment or transfer is made contains a requirement that the assignee or transferee agrees to be bound by covenants for the benefit of SWM that are substantially equivalent to those made in Section 8(a) hereof and shall agree to be bound by the undertakings made by PMUSA and PMPI in
Article 8 hereof; provided, however, that the covenant made in this Section 6(g) shall not apply to any assignment or transfer of any or all of the PM Patents between PMUSA and PMPI or to any assignment by PMUSA to PMPI of the right to file patent applications respecting the MOD Technology as provided in Article 3. Nothing in this Section 6(g) is intended to impose any limitation or restriction on PMUSA and PMPI's right to sublicense the right to exploit the MOD Technology and PM Patents to any other PM Affiliate.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         [******]

         [******]

         8.       SWM Compensation for Role in Developing Technology.

         (a) PMUSA and PMPI [******]

         (b) [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  [******]

                  [******]

[******]

         [******]

         [******]

         9.       SWM Licenses.

         (a)      Rights Granted to SWM:

                    (i) PMUSA and PMPI each hereby grants to SWM, upon the terms and subject to the conditions and restrictions of this Agreement,
[******]

                   (ii) PMUSA and PMPI each hereby grants to SWM, upon the terms and subject to the conditions and restrictions of this Agreement [******]

                  (iii)       PMUSA and PMPI each hereby grants to SWM [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[*****]
                  (iv)     PMUSA and PMPI each hereby grants to SWM [******]

         (b)      Conditions of Licenses: The rights granted to SWM under
Section 9(a)(i) through Section 9(a)(iii) above shall be subject to the following:

                  (i) SWM shall not manufacture Banded Cigarette Paper for, or sell or deliver Banded Cigarette Paper to, persons or entities other than a PM Affiliate or a PM Contract Manufacturer that have not received a license from PMUSA or PMPI authorizing such person or entity to make and/or sell cigarettes incorporating Banded Cigarette Paper. Before first accepting an order for Banded Cigarette Paper from any such person or entity, SWM shall request and receive confirmation from PMUSA or PMPI that such person or entity is licensed to manufacture and/or sell cigarettes incorporating Banded Cigarette Paper;

                  (ii) Contemporaneous with every delivery of Banded Cigarette Paper placed by, on behalf of, or for the benefit of a cigarette manufacturer other than a PM Affiliate or a PM Contract Manufacturer, SWM shall provide notice in a form reasonably acceptable to PM and PMPI to such person or entity that by taking delivery of Banded Cigarette Paper from SWM no right or license to the PM Patents or the MOD Technology, express or implied, shall be gained, granted or transferred with regard to the manufacture of cigarettes incorporating such Banded Cigarette Paper. In addition, prior to acceptance of the first such order, SWM shall require that the person or entity taking delivery of such Banded Cigarette Paper complete and return a form, approved by PMUSA and PMPI, that evidences acknowledgement of such notice and limitation. SWM shall forward copies of all such acknowledgement forms to PMUSA and PMPI on a quarterly basis; and

                  (iii) SWM shall provide PMUSA and PMPI copies of all sublicenses granted pursuant to Section 9(a)(iv).

SWM shall thereafter be excused from the requirements of Section 9(b)(i) and
Section 9(b)(ii) above if any Third Party Licensee is licensed by PMUSA or PMPI to manufacture Banded Cigarette Paper pursuant to a license that does not include requirements substantially equivalent to those contained in Section 9(b)(i) and Section 9(b)(ii) above.

         (c) Conditions of Sublicenses: Any sublicense granted by SWM pursuant to Section 9(a)(iv) shall be subject to the following:

                  (i)      [******]

                  (ii)     [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

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

                  (iii)    [******]

                  (iv)     [******]


                  (v)      [******]

                  (vi)     [******]

                  (vii)    [******]

         (d) The grant of licenses to the MOD Technology and the PM Patents contained herein shall not create any right, implied or otherwise, for SWM to require the disclosure by PMUSA or PMPI to SWM or any SWM Affiliate of any document or information respecting the manufacture of Banded Cigarette Paper that has not already been disclosed to SWM, or that is not disclosed to SWM in the future, voluntarily or as required by, or in the course of performance of, any agreement between SWM and PMUSA.

         10.      Protection of Technology and Patents.

         (a) SWM shall (i) give PMUSA and PMPI prompt notice in writing of any infringement or possible infringement of the MOD Technology or the PM Patents that may come to its attention; (ii) assign back to PMUSA and PMPI any right SWM may acquire through use or otherwise in or to the MOD Technology or the PM Patents; (iii) upon termination of this Agreement other than upon expiration, cease to practice the PM Patents; and (iv) render reasonable assistance, at PMUSA's or PMPI's request and expense, to aid PMUSA or PMPI to stop any infringement of the PM Patents and the MOD Technology or to otherwise protect the PM Patents and MOD Technology.


         (b) SWM shall not acquire nor shall it at any time claim any right, title or interest in or to the MOD Technology or the PM Patents, other than the right to use the same as set forth herein and subject to all the terms and conditions hereof. SWM shall not, and shall cause the SWM Affiliates not to, at any time do or permit to be done any act [******] MOD Technology or the PM Patents [******] MOD Technology or the PM Patents; provided, however, nothing herein shall prevent SWM from pursuing development and commercialization of Cigarette Paper manufactured utilizing technology other than MOD Technology. PMUSA or PMPI may, in its sole discretion and at its

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

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

expense, take such action as may be necessary or desirable to protect or defend the value of the MOD Technology or the PM Patents. [******]

         (c) PMUSA and PMPI will maintain the PM Patents each may hold in force, including paying maintenance fees, annuity fees, and satisfying any other requirements necessary to maintain the PM Patents for the full life; provided, however, neither PMUSA nor PMPI shall be liable to SWM or any third party as the result of its nonpayment of such fees. If PMUSA or PMPI desires to allow any PM Patent it may hold to lapse or go abandoned, PMUSA or PMPI, as the case may be, [******]

         11.      Confidentiality.

         (a)      Non-Disclosure:

         PMUSA, PMPI and SWM each shall make use of the Confidential Information of the other Parties solely to carry out the purposes and intent of this Agreement. Except as provided in Section 11(b) below or as required by law, no Party shall directly or indirectly disclose, or permit its employees or agents to disclose, the Confidential Information of any other Party hereto and each Party shall carefully guard and keep secret the Confidential Information of the other Parties with the same degree of care that it uses to protect its own most sensitive proprietary information. Confidential Information of the other Parties shall be disclosed within a Party's organization only on a need-to-know basis.

         Except in connection with the disclosure of MOD Technology to PM Affiliates pursuant to Section 5(a) and Third Party Licensees who receive licenses pursuant to Section 5(b) hereof, PMUSA and PMPI shall not disclose any MOD Technology for Fine Paper manufacture derived from SWM Know-how (as defined in Section 1(i)) to any other paper manufacturer with respect to the manufacture of Fine Papers.

         (b)      Exceptions to Non-Disclosure:

The prohibitions on the disclosure of Confidential Information set forth in this
Article 11 shall not apply to any information:

                  (i) which can be demonstrated to have been in a Party's possession lawfully prior to receipt of the same from another Party hereunder; or

                  (ii) which was received from a third party having no obligation to hold the same in confidence; or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (iii) which can be demonstrated to have been in the public domain prior to the date of the disclosure; or

                  (iv) which after receipt from another Party hereto becomes public through no fault of the Party receiving the information.

         12.      Records and Accounts.

         SWM shall keep proper and accurate accounts and records of all quantities of Banded Cigarette Paper sold to persons or entities other than the PM Affiliates and the PM Contract Manufacturers, commencing with the effective date hereof and through the expiration of the last to expire of the PM Patents. Within 30 days after the end of each calendar month and within 30 days after the termination of this Agreement for any reason, SWM and the SWM Affiliates shall render to PMUSA and PMPI a written statement setting forth the identities of all such purchasers of Banded Cigarette Paper and the number of bobbins of Banded Cigarette Paper sold to each in the most recently completed month (or in the period prior to termination, if applicable), such statement to be signed by an authorized representative of SWM or the applicable SWM Affiliate, as the case may be; provided, however, that SWM's and the SWM Affiliates' obligation to provide such written statement with respect to any particular purchaser of Banded Cigarette Paper shall be conditioned on PMUSA or PMPI, as licensor, as the case may be, providing evidence that such purchaser consents to SWM or the SWM Affiliates, as the case may be, providing such information to PMUSA and PMPI. To the extent allowed by law, PMUSA and PMPI, as the case may be, shall provide SWM with the identities of all licensed Other Cigarette Manufacturers, the [******] from each and the duration of each license. On request by SWM, but not more often than once per year, PMUSA and PMPI each shall provide SWM with a list of their respective affiliates that manufacture cigarettes and of their respective contractors who are PM Contract Manufacturers.

         13.      Effective Date; Term; Termination.

         (a) Effective Date; Term: This Agreement shall be effective as of April 1, 1998, and shall continue in effect through the expiration of the [******] unless earlier terminated pursuant to the provisions of this Agreement.

         (b)      Early Termination for Cause:

                  (i) By PMUSA or PMPI. PMUSA or PMPI may terminate this Agreement immediately in the event that:

                           (1)      [******]

                           (2)      [******]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (ii) By SWM. SWM may terminate this Agreement immediately in the event that:

                           (1)      [*****]

                           (2)      [*****]

                           (3)      [*****]

         (c) Termination Upon Insolvency or Nationalization: This Agreement shall expire and terminate automatically and without notice in the event that:

                  (i) SWM files a petition in bankruptcy, is adjudicated bankrupt or files a petition or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding, or if a petition in bankruptcy is filed against it or if it becomes insolvent or makes an assignment for the benefit of its creditors, or a custodian, receiver or trustee is appointed for it or a substantial portion of its business or assets. No assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, sheriff, or any other officer of the court or official charged with taking over custody of SWM's assets or business shall have any right to continue or assume this Agreement or to exploit or in any way use the MOD Technology or the PM Patents if this Agreement terminates pursuant to this paragraph. Nothing contained herein shall be deemed to preclude or impair any rights that PMUSA or PMPI may have as a creditor in any bankruptcy proceeding; or

                  (ii) SWM or its business is nationalized, in whole or in part, or the shares of SWM or control over SWM or over any substantial portion of its assets or over its management is seized by any government or any of its branches, departments or agencies, including, but not limited to, the military.

         (d) Effect of Termination: Upon the termination of this Agreement by PMUSA or PMPI for cause, all of the rights of the Parties granted hereunder except as expressly reserved in Section 13(e) below and all of the duties and obligations owed to each other by the Parties hereunder shall terminate forthwith; [******] Upon the termination of this Agreement by SWM as to PMUSA for cause, all of the rights of PMUSA granted hereunder except as expressly reserved in Section 13(e) below and all of the duties and obligations owed to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

PMUSA by SWM hereunder shall terminate forthwith. Upon the termination of this Agreement by SWM as to PMPI for cause, all of the rights of PMPI granted hereunder except as expressly reserved in Section 13(e) below and all of the duties and obligations owed to PMPI by SWM hereunder shall terminate forthwith. Notwithstanding the preceding three sentences, the expiration or termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of expiration or termination, had already accrued to another Party or which may accrue thereafter in respect of any act or omission occurring prior to such expiration or termination. Notwithstanding any termination in accordance with this Section, the Parties shall have and hereby reserve all rights and remedies which each may have, or which each may be granted by operation of law, including, but not limited to, the right to be compensated for damages for breach of this Agreement.

         (e)      Survival: The Parties' rights and obligations under Article 3,
Article 5, Section 9(a)(iii) and Article 11 shall survive the expiration, cancellation or termination of this Agreement.

         14. Notices. All notices, requests, demands, approvals, consents or other communications under this Agreement shall be in writing and delivered in person, by telefax or telex, by overnight courier service or by registered or certified mail, return receipt requested, to the following addresses or such other address or addresses as either party shall designate with respect to its own address:

         If to PMUSA:

         Philip Morris Incorporated
         Box 26603
         Richmond, VA 23261
         Telefax: (804) 274-4068
         Attention:  Manager - Cigarette Components, Direct Materials
                               Purchasing

         If to PMPI:

         Philip Morris International Inc.
         800 Westchester Avenue
         Rye Brook, NY 10573-1301
         Telefax:  (914) 335-9374
         Attention:  General Counsel

         If to SWM:

         100 North Point Center East
         Suite 600
         Alpharetta, Georgia  30022
         Telefax:  (770) 569-4212

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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

         Attention: President, U.S. Operations
         Copy to: General Counsel

         15.      Governing Law; Arbitration.

         (a) Governing Law: The provisions of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard for provisions respecting choice of law.

         (b) Arbitration: It is the intention of the Parties to make a good faith effort to resolve any dispute, controversy, claim or question arising under this Agreement. The Parties each shall use their best efforts to resolve any dispute, whether resolved by negotiation or arbitration, in the most expeditious manner reasonably possible. In the event of a dispute that cannot be promptly resolved by the Parties' regular representatives, any Party may elect to abandon negotiations. Any and all such disputes (other than disputes involving SWM's alleged breach of the covenants in Section 6(a) or 6(b) hereof, or a dispute involving the right of any Party to terminate this Agreement for cause or otherwise) shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce ("ICC Rules of Arbitration") presently in force at the time of the dispute. There shall be three arbitrators who all must be fluent in the English language. PMUSA and PMPI, on the one hand, and SWM on the other, each shall nominate in the Request for Arbitration and the Answer thereto, respectively, one arbitrator for confirmation by the ICC Court of Arbitration. If a Party fails to nominate an arbitrator, the appointment shall be made by the ICC Court of Arbitration. The third arbitrator, who shall serve as chairman of the arbitral tribunal, will be appointed by the first two arbitrators in accordance with Article 2(4) of the ICC Rules of Arbitration. If the two party-appointed arbitrators fail to appoint the third presiding arbitrator, the third arbitrator will be appointed by the Appointing Authority in accordance with Article 2(4) of the ICC Rules of Arbitration. The place of arbitration shall be Richmond, Virginia, and the arbitration shall be conducted in the English language. All documents in another language shall be accompanied by an English language translation. Any award of the arbitrators shall be enforceable by any court of competent jurisdiction.

         16.      Representations and Warranties.

         In addition to their other representations, warranties and covenants elsewhere herein contained, the Parties represent, each to the other, as follows:

         (a) PMUSA: PMUSA represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

         (b) PMPI: PMPI represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

         (c) SWM: SWM represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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

         17.      Amendment.

         This Agreement shall not be modified or amended except by an agreement in writing signed by the authorized representatives of each of the Parties hereto.

         18.      Binding Effect; Assignments.

         This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns, provided that SWM shall not assign this Agreement or any part of its interest herein except with the prior written consent of PMUSA and PMPI.

         19.      Final Agreement.

         This Agreement sets forth the entire agreement of the Parties with respect to its subject matter and supersedes any and all prior understandings and agreements with respect to such subject matter.

         20.      Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute but one and the same agreement.

         21.      No Rights of Third Parties.

         Except as specifically contemplated herein, this Agreement shall not be deemed to confer any rights or benefits on any person or entity not a Party to this Agreement.

         22.      Partial Invalidity.

         If one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any Party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such Party shall not, to the fullest extent permitted by applicable law, invalidate or render illegal or unenforceable such provision in any other jurisdiction or with respect to any other party, or any other provision of this Agreement. To the fullest extent it may effectively do so under applicable law, each of the Parties hereto waives any provision of law which renders any provision hereof invalid or illegal in any respect.

         23.      No Waiver; Cumulative Remedies.

         No delay or omission or failure to exercise, or any abandonment or discontinuance of steps to enforce any right or remedy provided for herein shall be deemed to be a waiver thereof or acquiescence in the event giving rise to such right or remedy, but every such right and remedy may be exercised from time to time and so often as may be deemed expedient by the Party exercising such right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

24. Relationship of the Parties.

         Except as provided in Article 8, nothing contained herein shall be construed to create a partnership, joint venture or agency relationship between PMUSA and PMPI, on the one hand, and SWM, on the other, and no Party shall become bound by any representation, act or omission of any other.

25. Obligation of PM Affiliates.

         The obligations of each of PMUSA and PMPI hereunder shall be several not joint. Neither PMUSA nor PMPI shall be liable to SWM or any SWM Affiliate for the non-performance or breach hereof by the other, and no act or omission that constitutes a breach hereof by one of PMUSA or PMPI shall be deemed to constitute a breach hereof by the other.

         IN WITNESS WHEREOF, the Parties hereto have caused these presents to be signed and their corporate seals to be hereunto affixed as of the day and year first above written.

                                  PHILIP MORRIS INCORPORATED (Seal)

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------



                                  PHILIP MORRIS PRODUCTS INC. (Seal)

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------



                                  SCHWEITZER MAUDUIT INTERNATIONAL, INC. (Seal)


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                      -20-
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                                  ATTACHMENT A

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


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